As Filed with the Securities and Exchange Commission on September 14, 2004
Post-Effective Amendment No. 3 to Registration Statement No. 333-112386

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

POST-EFFECTIVE AMENDMENT NO. 3

TO
FORM S-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Bakers Footwear Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Missouri	5661	43-0577980
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue

St. Louis, Missouri 63103
(314) 621-0699
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

Peter A. Edison

Bakers Footwear Group, Inc.
2815 Scott Avenue
St. Louis, Missouri 63103
Tel (314) 621-0699, Fax (314) 641-0390
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent For Service)

Copies of all correspondence to:

J. Mark Klamer, Esq.

Bryan Cave LLP
211 North Broadway, Suite 3600
St. Louis, Missouri 63102-2750
Tel (314) 259-2000, Fax (314) 259-2020

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this post-effective amendment to this registration statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☑

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☑ 333-112386

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.    ☐

EXPLANATORY NOTE:

     This Post-Effective Amendment No. 3 to this Registration Statement on Form S-1 (333-112386) is being filed pursuant to Rule 462(d) solely to add exhibits. In accordance with Rule 462(d) this Post-Effective Amendment No. 3 to this Registration Statement is effective upon filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.

      See Exhibit Index and Financial Schedules.

II-1

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 3 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri on September 14, 2004.

BAKERS FOOTWEAR GROUP, INC.

By:	/s/ PETER A. EDISON

Peter A. Edison,
Chairman of the Board and
Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to this Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the date indicated.

Signature		Title	Date

/s/ PETER A. EDISON Peter A. Edison		Chairman of the Board and Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2004

/s/ LAWRENCE L. SPANLEY* Lawrence L. Spanley		Chief Financial Officer, Vice President, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)	September 14, 2004

/s/ ANDREW N. BAUR* Andrew N. Baur		Director	September 14, 2004

/s/ MICHELE A. BERGERAC* Michele A. Bergerac		Director	September 14, 2004

/s/ TIMOTHY F. FINLEY* Timothy F. Finley		Director	September 14, 2004

/s/ HARRY E. RICH* Harry E. Rich		Director	September 14, 2004

/s/ SCOTT C. SCHNUCK* Scott C. Schnuck		Director	September 14, 2004

*By:	/s/ PETER A. EDISON Peter A. Edison, Attorney-In-Fact

II-2

EXHIBIT INDEX

Exhibit
Number		Description

3.1		Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
3.2		Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
4.1		Debenture Purchase Agreement dated April 4, 2002 by and among the Company and the persons on the attached signature pages (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed April 16, 2002).
4	.1.1	Convertible Debenture Exchange Agreement dated January 2, 2004 by and among the Company and the selling shareholder (incorporated by reference to Exhibit 4.1.1 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
4	.1.2	Form of Subordinated Convertible Debenture dated January 2004 (included as Exhibit A to Exhibit 4.1.1).
4	.2.1	Second Registration Rights Agreement dated January 2, 2004 by and among the Company and the selling shareholders (incorporated by reference to Exhibit 4.2.1 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
4	.2.2	Letter to Ryan Beck & Co., Inc. and BB&T Capital Markets, as representatives of the underwriters, relating to restrictions on transferability of common stock underlying convertible debentures, executed by all holders of subordinated convertible debentures (incorporated by reference to Exhibit 4.2.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
4.3		Representatives’ Warrant Agreement, dated February 10, 2004 by and among the Company, Ryan Beck & Co., Inc. and BB&T Capital Markets, a Division of Scott & Stringfellow, Inc. (incorporated by reference to Exhibit 4.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
4.4		Amended and Restated Intercreditor and Subordination Agreement dated January 2, 2004 by and among Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.), the selling shareholders and the Company (incorporated by reference to Exhibit 4.4 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
4.5		Letter to Ryan Beck & Co., Inc. and BB&T Capital Markets, as representatives of the underwriters, relating to restrictions on transferability of common stock, executed by all directors, officers and shareholders prior to the initial public offering (incorporated by reference to Exhibit 4.5 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
4.6		Form of common stock certificate (incorporated by reference to Exhibit 4.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
4.7		Warrants issued by the Company to representatives of the underwriters, or their designees (incorporated by reference to Exhibit 4.7 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
5	.1*	Opinion of Bryan Cave LLP regarding the validity of the shares.
10.1		Bakers Footwear Group, Inc. 2003 Stock Option Plan (incorporated by reference to Exhibit 10.1 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
10.2		Bakers Footwear Group, Inc. Cash Bonus Plan (incorporated by reference to Exhibit 10.2 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).

Exhibit
Number		Description

10.3		Promissory Note in favor of Sanford Weiss, individually and as agent for the Class B Shareholders dated October 31, 1997 in the principal amount of $1,000,000 (incorporated by reference to Exhibit 10.3 of Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed June 4, 2002).
10.4		Security Agreement in favor of Sanford Weiss, as agent for the Class B Shareholders dated October 31, 1997 (included as Schedule 4 to Exhibit 10.3).
10.5		Limited Personal Guaranty given by Peter A. Edison in favor of Sanford Weiss, as agent for the Class B Shareholders dated October 31, 1997 (included as Schedule 5 to Exhibit 10.3).
10.6		Promissory Note in favor of Southwest Bank of St. Louis dated June 22, 1999 in the principal amount of $95,000 (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed April 16, 2002).
10.7		Promissory Note in favor of Mississippi Valley Capital Company dated June 22, 1999 in the principal amount of $500,000 (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed April 16, 2002).
10	.7.1	Amended and Restated Subordinated Note in favor of Mississippi Valley Capital, LLC dated as of January 31, 2003 in the principal amount of $500,000 (incorporated by reference to Exhibit 10.7.1 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed December 4, 2003).
10.8		Warrant in favor of Mississippi Valley Capital Corporation to purchase shares of Class A Common Stock (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed April 16, 2002).
10	.8.1	Amended and Restated Warrant in favor of Mississippi Valley Capital to purchase shares of Class A Common Stock (incorporated by reference to Exhibit 10.8.1 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed December 4, 2003).
10.9		Concurrent Use Agreement dated June 23, 1999 between the Company and Novus, Inc. (incorporated by reference to Exhibit 10.9 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed April 16, 2002).
10.10		Assignment of Rights dated June 23, 1999 between the Company and Edison Brothers Stores, Inc. (incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed April 16, 2002).
10.11		Consultant Agreement dated May 18, 2001 by and between the Company and Mark H. Brown & Associates, LLC (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed April 16, 2002).
10.12		Warehousing Service Agreement dated April 28, 2000 between Brown Shoe Company, Inc. and the Company (incorporated by reference to Exhibit 10.12 of Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed June 4, 2002).
10.13		Letter of Understanding Between Transmodal Associates, Inc. and Cargotrans Transitarios Internacionais (incorporated by reference to Exhibit 10.13 of Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed June 4, 2002).
10.14		Motor Transportation Contract dated October 25, 1999 between Combined Express, Inc. and the Company (incorporated by reference to Exhibit 10.14 of Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-86332), filed June 4, 2002).
10.15		Employment Agreement dated January 12, 2004 by and between the Company and Peter Edison (incorporated by reference to Exhibit 10.15 of Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 20, 2004).
10.16		Employment Agreement dated April 1, 2002 by and between the Company and Michele Bergerac (incorporated by reference to Exhibit 10.16 of Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 20, 2004).
10.17		Amended and Restated Loan and Security Agreement dated June 11, 2002 by and between Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance, Inc.), and the Company (incorporated by reference to Exhibit 10.17 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed December 4, 2003).

Exhibit
Number		Description

10	.17.1	First Amendment to Amended and Restated Loan and Security Agreement dated February 20, 2003 by and between Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance, Inc.) and the Company (incorporated by reference to Exhibit 10.17.1 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed December 4, 2003).
10	.17.2	Amended & Restated Intercreditor Subordination Agreement among the Company, Mississippi Valley Capital, LLC and Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance, Inc.) dated April 8, 2003 (included in Exhibit 10.17.1).
10	.17.3	Security Agreement in favor of Mississippi Valley Capital, LLC dated January 31, 2003, (included in Exhibit 10.17.1).
10	.17.4	Second Amendment to Amended and Restated Loan and Security Agreement dated as of November 26, 2003 by and between Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance, Inc.) and the Company (incorporated by reference to Exhibit 10.17.4 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed December 4, 2003).
10	.17.5	Third Amendment and Waiver and Consent Agreement dated January 2, 2004 by and between Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance, Inc.) and the Company (incorporated by reference to Exhibit 10.17.5 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
10	.17.6	Limited Guaranty of Collection by Peter Edison in favor of Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance, Inc.) dated as of January 18, 2000 (incorporated by reference to Exhibit 10.17.6 of Amendment No. 5 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 30, 2004).
10	.17.7	Fourth Amendment and Waiver and Consent Agreement dated January 28, 2004 by and between Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance, Inc.) and the Company (incorporated by reference to Exhibit 10.17.7 of Amendment No. 5 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 30, 2004).
10	.17.8	Form of Revolving Credit Note in favor of Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance, Inc.) dated as of January 18, 2000 (included in Exhibit 10.17).
10	.17.9	Confirmation and Release of Guaranty Agreement by Peter Edison dated as of June 11, 2002 (included in Exhibit 10.17).
10	.17.10	Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of September 1, 2004 by and between Fleet Retail Group, Inc. f/k/a Fleet Retail Finance Inc.) and the Company (incorporated by reference to Exhibit 10.17.10 of the Company’s Current Report on Form 8-K filed on September 10, 2004).
10	.17.11	Termination of Guaranty between Peter A. Edison and Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.) (incorporated by reference to Exhibit 10.17.11 of the Company’s Current Report on Form 8-K filed on September 10, 2004)
10.18		Tax Indemnification Agreement among the Company and its shareholders dated January 3, 2004 (incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
10.19		Software License Agreement dated June 3, 1999 by and between JDA Software, Inc. and the Company (incorporated by reference to Exhibit 10.19 of Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 20, 2004).
10.20		Employment Agreement dated September 16, 2002 by and between the Company and Stanley K. Tusman (incorporated by reference to Exhibit 10.20 of Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 20, 2004).
10.21		Employment Agreement dated December 12, 2003 by and between the Company and Joe Vander Pluym (incorporated by reference to Exhibit 10.21 of Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 20, 2004).
10.22		Employment Agreement dated December 12, 2003 by and between the Company and Mark Ianni (incorporated by reference to Exhibit 10.22 of Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 20, 2004).
10.23		Employment Agreement dated December 17, 2003 by and between the Company and Lawrence Spanley, Jr. (incorporated by reference to Exhibit 10.23 of Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 20, 2004).

Exhibit
Number		Description

10.24		Letter to Peter Edison dated March 5, 2003 outlining the 2003 bonus levels (incorporated by reference to Exhibit 10.24 of Amendment No. 3 to Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
10.25		Letter to Michele Bergerac dated March 5, 2003 outlining the 2003 bonus levels (incorporated by reference to Exhibit 10.25 of Amendment No. 3 to Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
10.26		Letter to Mark Ianni dated March 5, 2003 outlining the 2003 bonus levels (incorporated by reference to Exhibit 10.26 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
10.27		Letter to Stan Tusman dated March 5, 2003 outlining the 2003 bonus levels (incorporated by reference to Exhibit 10.27 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
10.28		Letter to Joe Vander Pluym dated March 5, 2003 outlining the 2003 bonus levels (incorporated by reference to Exhibit 10.28 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
10.29		Letter to Larry Spanley dated March 5, 2003 outlining the 2003 bonus levels (incorporated by reference to Exhibit 10.29 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 8, 2004).
10.30		Amendment to Software License Agreement and Software Support Agreement dated June 4, 1999 by and between JDA Software, Inc. and the Company (incorporated by reference to Exhibit 10.30 of Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-86332), filed January 20, 2004).
10.31		Financial Advisor Agreement, dated February 4, 2004, by and between Ryan Beck & Co., Inc. and the Company (incorporated by reference to Exhibit 10.31 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
10.32		Underwriting Agreement, dated February 4, 2004, by and among the Company, Ryan Beck & Co. Inc. and BB&T Capital Markets, a Division of Scott & Stringfellow, Inc., as representatives of the underwriters named therein (incorporated by reference to Exhibit 10.32 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
10.33		Letter to Peter Edison dated March 1, 2004 outlining the 2004 bonus levels (incorporated by reference to Exhibit 10.33 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
10.34		Letter to Michele Bergerac dated March 1, 2004 outlining the 2004 bonus levels (incorporated by reference to Exhibit 10.34 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
10.35		Letter to Mark Ianni dated March 1, 2004 outlining the 2004 bonus levels (incorporated by reference to Exhibit 10.35 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
10.36		Letter to Stan Tusman dated March 1, 2004 outlining the 2004 bonus levels (incorporated by reference to Exhibit 10.36 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
10.37		Letter to Joe Vander Pluym dated March 1, 2004 outlining the 2004 bonus levels (incorporated by reference to Exhibit 10.37 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
10.38		Letter to Larry Spanley dated March 1, 2004 outlining the 2004 bonus levels (incorporated by reference to Exhibit 10.38 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 filed on April 2, 2004 (File No. 000-50563)).
23	.1*	Consent of Ernst & Young LLP.
23.2		Consent of Bryan Cave LLP (included in Exhibit 5.1).
24	.1*	Power of Attorney (included in signature page as previously filed on June 10, 2004).

*	Previously filed.